UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805, Luohu District, Shenzhen City, China	518000
(Address of principal executive offices)	(Zip Code)

+(86) 755 86961 405

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATXG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 22, 2026, Addentax Group Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Yingxi Industrial Chain Investment Co., Ltd (“Yingxi”), a wholly owned subsidiary of the Company incorporated under the laws of Hong Kong, Time Is Loan Limited, a company incorporated under the laws of Hong Kong (the “Target”) and the sole shareholder of the Target, Ms. OR Shan Shan (the “Seller”). Pursuant to the Share Exchange Agreement, Yingxi will acquire 100% of the equity interests of the Target from the Seller in exchange for the issuance of 137,790 shares of common stock of the Company, par value $0.001 per share (the “Shares”) to the Seller (the “Transaction”). The number of Shares to be issued in the Transaction was determined based on arms’ length negotiations among the parties, taking into account, among other things, a valuation report dated April 21, 2026 prepared by Valtech Valuation Advisory Limited, which assessed the fair market value of the Target. The Transaction was approved by the board of directors of the Company on April 22, 2026.

The Share Exchange Agreement contains customary representations, warranties and covenants of the parties, as well as closing conditions. The closing of the Transaction is subject to, among other things, the filing of a Nasdaq Listing of Additional Shares Notification form and the satisfaction or waiver (to the extent permitted by applicable law) of customary closing conditions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Items 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Regulation S promulgated thereunder. The Seller is not a “U.S. person” (as defined in Regulation S) and the issuance of the Shares will be made in an offshore transaction.

The Shares will bear restrictive legends as required under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.
10.1	Share Exchange Agreement dated April 22, 2026 by and among the Company, Yingxi Industrial Chain Investment Co., Ltd, Time Is Loan Limited and OR Shan Shan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: April 28, 2026	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer